                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                  000-50139
 ----------------------    ----------------------   ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)


                1620 Dodge Street
                 Stop Code 3198
                 Omaha, Nebraska                        68197-3198
      --------------------------------------           ------------
     (Address of principal executive offices)           (Zip Code)


                                 (402) 341-0500
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.    DOCUMENT DESCRIPTION

Exhibit 20     Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
               Report

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 15, 2003                 FIRST NATIONAL FUNDING LLC

                                    By:  First National Funding Corporation,
                                         Managing Member


                                    By:  /s/ Jean L. Koenck
                                         -------------------------------------
                                         Jean L. Koenck, Senior Vice President



Dated: May 15, 2003                 FIRST NATIONAL MASTER NOTE TRUST,

                                    By:  First National Bank of Omaha,
                                         As Servicer of First National Master
                                         Note Trust

                                    By:  /s/ Jean L. Koenck
                                         -------------------------------------
                                         Jean L. Koenck, Vice President

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

20                Series 2002-1 and 2003-1 Asset Backed Notes Monthly
                  Servicing Report